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                                                                  EXHIBIT 10(xi)

                                    FORM OF
                                BRASS EAGLE INC.
                          EMPLOYEE STOCK PURCHASE PLAN




Section 1. Purpose

The Brass Eagle Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Brass Eagle Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

Section 2.  Definitions

Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

2.1 "Base Pay" means regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

2.2 "Committee" means the Compensation Committee of the Board which will administer the Plan pursuant to Section 11 herein.

2.3  "Employee" means any person who is customarily employed for more than five
     (5) months in any calendar year and is regularly scheduled to work more than 30 hours per week.

2.4  "Participant" means an Employee who has met the eligibility requirements of
     Section 3.1 and has executed an authorization for payroll deduction pursuant to Section 3.4.

2.5  "Stock" means the Common Stock of the Company.

2.6 "Subsidiary Corporation" means a corporation which is a "subsidiary corporation" of Brass Eagle Inc. as that term is defined in Section 424 of the Code.

Section 3.  Eligibility and Participation

3.1  Initial Eligibility.  Any Employee who shall have completed ninety (90)
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days'
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employment and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such ninety day period has concluded.

3.2  Leave of Absence.  For purposes of participation in the Plan, a person on
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leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular employment prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

3.2  Restrictions on Participation. Notwithstanding any provisions of the Plan
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to the contrary, no Employee shall be granted an option to participate in the
Plan:

(a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

(b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.4  Commencement of Participation.  An eligible Employee may become a
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Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date (as such term is defined below) of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Section 8.

Section 4.  Offerings

4.1 Three Offerings.  The Plan will be implemented by three overlapping
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offerings of Stock (the "Offerings").  The first Offering shall begin on
November 15, 1997, and the next two Offerings shall begin on the 1st day of January in each of the years 1998 and 1999. Each Offering shall terminate on December 31 of the following calendar year. The maximum number of shares of Stock issued in the respective years shall be:
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     From November 17, 1997, to December 31, 1998: 20,000 shares.

     From January 1, 1998, to December 31, 1999: 25,000 shares plus unissued shares from the prior Offerings, whether offered or not.

     From January 1, 1999, to December 31, 2000: 25,000 shares plus unissued shares from the prior Offerings, whether offered or not.

As used in the Plan, "Offering Commencement Date" means the commencement date on which the particular Offering begins. "Offering Termination Date" means the date on which the particular Offering terminates.

Section 5  Payroll Deductions

5.1  Amount of Deduction.  At the time a Participant files his authorization for
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payroll deduction, he or she shall elect to have deductions made from his or her pay on each payday during the time he or she is a Participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her Base Pay in effect at the Offering Commencement Date of such Offering.

5.2  Participant's Account.  All payroll deductions made for a Participant shall
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be credited to his or her account under the Plan.  A Participant may not make any separate cash payment into such account.

5.3  Changes in Payroll Deductions.  A Participant may discontinue his
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participation in the Plan as provided in Section 8, but no other change can be made during an Offering and, specifically, a Participant may not alter the amount of his or her payroll deductions for that Offering.

5.4  Leave of Absence.  If a Participant goes on a leave of absence, such
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Participant shall have the right to elect:

(a)  to withdraw the balance in his or her account pursuant to Section 8.1,

(b) to discontinue contributions to the Plan but remain a Participant in the Plan (until the time provided in Section 8.4) with payroll deductions to be made from payments by the Company to the Participant during such leave of absence.

Section 6  Granting of Options

6.1  Number of Option Shares.  On the Offering Commencement Date of each
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Offering, a Participant  shall be deemed to have been granted an option to purchase a maximum number of shares of Stock equal to an amount determined as follows:

(a) that percentage of the Participant's Base Pay which he or she has elected to have
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     withheld (but not in any case in excess of 10%) multiplied by

(b)  the Participant's Base Pay during the period of the Offering

(c) divided by 85% of the market value of the Stock on the applicable Offering Commencement Date.

  The market value of the Stock shall be determined as provided in paragraphs
(a) of Section 6.2 below. A Participant's "Base Pay during the period of the Offering" shall be determined by multiplying his or her normal weekly rate of pay (as in effect on the last day prior to the Offering Commencement Date of the particular Offering) by 58 or the hourly rate (as in effect on the last day prior to the Offering Commencement Date of the particular Offering) by 2,320 for the first Offering, or, in the case of the two subsequent Offerings, by 104 or 4,160, as the case may be, provided that, in the case of a part time hourly Employee, the Employee's "Base Pay during the period of the Offering" shall be determined by multiplying such Employee's hourly rate (as in effect on the last day prior to the Offering Commencement Date of the particular Offering) by the number of regularly scheduled hours of work for such employee during such Offering.

6.2  Option Price.  The option price of Stock purchased with payroll deductions
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made during each Offering for a Participant therein shall be the lower of:

(a) 85% of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

(b) 85% of the closing price of the Stock on the Purchase Date (as such term is defined below) or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

If the Stock is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

Section 7  Exercise of Option

7.1 Purchase Date.  The Purchase Dates for the first Offering shall be May 1,
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1998, and December 31, 1998.  The Purchase Dates for the second Offering shall be June 30, 1998, December 31, 1998, June 30, 1999 and December 31, 1999. The Purchase Dates for the third and final Offering shall be June 30, 1999, December 31, 1999, June 30, 2000 and December 31, 2000.

7.2  Automatic Exercise.  Unless a Participant gives written notice to the
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Company as
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hereinafter provided, his option for the purchase of Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on each of the Purchase Dates applicable to such Offering, for the purchase of the number of shares of Stock which the accumulated payroll deductions in his account on the Purchase Date will purchase at the applicable option price (but not in excess of the number of shares of Stock for which options have been granted to the employee pursuant to Section 6.1). Notwithstanding the foregoing, in no event shall more than five hundred (500) shares of Stock be purchased by any Participant on May 1, 1998, and no more than two hundred fifty (250) shares of Stock be purchased by any Participant on any subsequent Purchase Date. Any amount remaining in the Participant's account after the Offering Termination Date will be returned to the Participant.

7.3   Fractional Shares of Stock.  Fractional shares of Stock will not be issued
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under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares of Stock will be returned to any Participant promptly following the termination of an Offering, without interest.

7.4  Transferability of Option.  During a Participant's lifetime, options held
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by such Participant shall be exercisable only by that Participant.

7.5  Delivery of Stock.  As promptly as practicable after the Purchase Dates
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during each Offering, the Company will deliver to each Participant, as appropriate, the stock purchased upon exercise of his option.

Section 8  Withdrawal

8.1  In General.  A Participant may withdraw payroll deductions credited to his
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account under the Plan at any time by giving written notice to the Treasurer of the Company. All of the Participant's payroll deductions credited to his account, without interest, will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election to withdraw such deductions.

8.2  Effect on Subsequent Participation.  A Participant's withdrawal from any
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Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.3  Termination of Employment.  Upon termination of the Participant's
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employment for any reason, including retirement or death (but excluding continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account, without interest, will be returned to the Participant, or, in the case of the Participant's death, to the Participant's estate.

8.4  Leave of Absence.  A Participant on leave of absence shall, pursuant to
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Section 5.4, continue
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to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee pursuant to Section 3.2 for participation in the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of:
(a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs and the payroll deductions credited to the Participant's account will be returned to the Participant without interest.

Section 9  Interest

9.1  Payment of Interest.  No interest will be paid or allowed on any money paid
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into the Plan or credited to the account of any Participant.

Section 10  Stock

10.1  Maximum Shares of Stock.  The maximum number of shares of Stock which
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shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.3 shall be 70,000 shares of Stock. If the total number of shares of Stock for which options are exercised on any Purchase Date in accordance with Section 6 exceeds the maximum number of shares of Stock for the applicable Offering, the Company shall make a pro rata allocation of the shares of Stock available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

10.2  Participant's Interest in Option Stock.  The Participant will have no
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interest in Stock covered by his option until such option has been exercised.

10.3.  Registration of Stock.  Stock to be delivered to a Participant under the
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Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Treasurer of the Company prior to the Purchase Date applicable thereto, in the names of the Participant and one such other person as may be designate by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.4  Restrictions on Exercise.  The Board of Directors of the Company may, in
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its discretion, require as conditions to the exercise of any option that the shares of Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

(a) a Registration Statement under the Securities Act of 933, as amended, with respect to said shares of Stock shall be effective, or

(b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares of Stock for investment and not for resale or distribution.

Section 11  Administration

11.1  Authority of Committee.  Subject to the express provisions of the Plan,
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the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

11.2  Rules Governing the Administration of the Committee.  The Committee may
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select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 12  Miscellaneous

12.1  Transferability.  Neither payroll deductions credited to a Participant's
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account nor any rights with regard to the exercise of an option or to receive
Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw pursuant to Section 8.1.

12.2  Use of Funds.  All payroll deductions received or held by the Company
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under this Plan may be used by the Company for any corporate purpose and the
Company shall not be obligated to segregate such payroll deductions.

12.3  Adjustment Upon Changes in Capitalization.
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(a)  If, while any options are outstanding, shares of Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Section 4 hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares of Stock to shareholders in an amount aggregating 20% or more of the outstanding shares of Stock shall be deemed a stock split and any distributions of shares of Stock aggregating less than 20% of the outstanding shares of Stock shall be deemed a stock dividend.

(b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Purchase Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.3 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.4  Amendment and Termination.  The Committee or Board of Directors of the
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Company shall have complete power and authority to terminate or amend the Plan;
provided, however, that the Committee or the Board of Directors shall not, without the approval of the stockholders of Brass Eagle Inc.:

(a) increase the maximum number of shares of Stock which may be issued under any Offering (except pursuant to Section 12.3);

(b) amend the requirements as to the class of employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

12.5  Effective Date. The Plan shall become effective as of November 1, 1997,
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subject to approval by the holders of the majority of the Common Stock of Brass
Eagle Inc. present and represented at a special or annual meeting of the shareholders held on or before October 31, 1998. If the Plan is not so approved, the Plan shall not become effective.

12.6  No Employment Rights.  The Plan does not, directly or indirectly, create
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any right for the benefit of any Employee or class of employees to purchase any shares of Stock under the Plan, or create in any Employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the

Company's right to terminate, or otherwise modify, an Employee's employment at any time.

12.7  Effect of Plan.  The provisions of the Plan shall, in accordance with its
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terms, be binding upon, and inure to the benefit of, all successors of each
Employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

12.8  Governing Law.  The law of the State of Arkansas will govern all matters
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relating to this Plan except to the extent it is superseded by the laws of the
United States.